Exhibit 99.2

NEWS RELEASE

Natera Announces Pricing of Follow-On Offering

SAN CARLOS, Calif., September 10, 2020—Natera, Inc. (Nasdaq: NTRA), a global leader in cell-free DNA testing, today announced the pricing of its underwritten public offering of 4,166,666 shares of its common stock at a price to the public of $60.00 per share. Closing of the offering is expected to occur on September 15, 2020, subject to customary closing conditions. In addition, Natera has granted the underwriters a 30-day option to purchase up to an additional 624,999 shares of its common stock from Natera at the public offering price less the underwriting discounts and commissions.

J.P. Morgan, Morgan Stanley, Cowen and SVB Leerink are acting as joint book-running managers for the offering. Baird and Craig-Hallum Capital Group are acting as co-managers for the offering.

The securities described above are being offered pursuant to an automatically effective shelf registration statement on Form S-3 that was filed with the U.S. Securities and Exchange Commission on September 9, 2020. The offering is being made only by means of an effective registration statement, including a preliminary prospectus and, when available, final prospectus, copies of which may be obtained by contacting J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY, 11717, by telephone at (866) 803-9204 or by emailing prospectus-eq_fi@jpmchase.com; Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Cowen and Company, LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY, 11717, Attn: Prospectus Department, by email at PostSaleManualRequests@broadridge.com or by telephone at (833) 297-2926; or SVB Leerink LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA 02110, by telephone at (800) 808-7525 ex. 6132 or by email at syndicate@svbleerink.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Natera

Natera is a pioneer and global leader in cell-free DNA testing. The mission of the company is to change the management of disease worldwide with a focus on women’s health, oncology, and organ health. Natera operates an ISO 13485-certified and CAP-accredited laboratory certified under the Clinical Laboratory Improvement Amendments (CLIA) in San Carlos, California. It offers proprietary genetic testing services to inform obstetricians, transplant physicians, oncologists, and cancer researchers, including biopharmaceutical companies, and genetic laboratories through its cloud-based software platform.

Forward-looking Statements

Except for historical information, certain statements in this press release, including statements regarding the closing of its underwritten public offering are forward-looking in nature and are subject to risks, uncertainties and assumptions about Natera and its business, including, without limitation, risks and uncertainties related to satisfaction of the closing conditions related to the public offering. Such forward-looking statements involve substantial risks and uncertainties that relate to future events and the actual results could differ significantly from those expressed or implied by the forward-looking statements. Any forward-looking statements are based on Natera’s current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Natera makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Natera’s business in general, please refer to the “Risk Factors” section in Natera’s automatically effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2020, including the documents incorporated by reference therein and its Quarterly Report on Form 10-Q filed with the SEC on August 7, 2020.

Natera Contacts

Investor Relations: Mike Brophy, CFO, Natera, Inc., 650-249-9090

Media: Paul Greenland, VP of Corporate Marketing, Natera, Inc., pr@natera.com